Lease liabilities	6 Months Ended
Jun. 30, 2025
Lease liabilities.
Lease liabilities

12.Lease liabilities

(Euro thousands)	Lease liabilities
At December 31, 2024	154,072
Additions due to new leases and store renewals	3,085
Interest expense	4,214
Repayment of lease liabilities (including interest expense)	(19,794)
Contract modifications	3,270
Disposals	(1,544)
Net foreign exchange differences	(10,340)
At June 30, 2025	132,963
Of which:
Non-current	100,294
Current	32,669

In certain countries, leases for stores entail the payment of both minimum amounts and variable amounts, especially for stores with lease payments indexed to revenue. As required by IFRS 16, only the minimum fixed lease payments are capitalized.